UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

OXYGEN BIOTHERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

OXYGEN BIOTHERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

February [●], 2014

Dear Stockholders:

It is my pleasure to invite you to a Special Meeting of Stockholders of Oxygen Biotherapeutics, Inc., to be held on March 13, 2014, at 9:00 a.m. at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. located at Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, North Carolina 27601. This booklet includes the Notice of Special Meeting of Stockholders and Proxy Statement. The Proxy Statement provides information about the business we will conduct at the meeting. We hope you will be able to attend the meeting, where you can vote in person.

The matters to be acted upon at the meeting are described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Special Meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the Special Meeting. We need more than half of our outstanding common shares to be represented at the Special Meeting to establish a quorum. Every vote counts! Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the envelope provided. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet. With respect to shares held through a broker, bank or nominee, please follow the separate instructions from your broker, bank or nominee on how to vote your shares.

Sincerely,

John P. Kelley
Chief Executive Officer

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE SPECIAL MEETING IN PERSON.

OXYGEN BIOTHERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

Notice of Special Meeting of Stockholders
To Be Held on March 13, 2014

February [●], 2014

To the Stockholders:

The stockholders of Oxygen Biotherapeutics, Inc. will hold a Special Meeting of Stockholders (the “Special Meeting”) on March 13, 2014, at 9:00 a.m. at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. located at Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, North Carolina 27601.

The purpose of the meeting is to propose and act upon the following matters:

1.	to approve the conversion of our Series E Preferred Stock into shares of common stock; and

2.	to approve Amendment No. 2 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder.

At the Special Meeting we may transact such other business as may properly come before the meeting.

The above matters are described in the Proxy Statement accompanying this notice.

The Board has fixed the close of business on February [●], 2014 as the record date for determining those stockholders who will be entitled to notice of and to vote at the Special Meeting. Representation of at least a majority in voting interest of our common stock, either in person or by proxy, is required to constitute a quorum for purposes of voting on the proposals set forth above.

It is important that your shares be represented at the Special Meeting to establish a quorum.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Special Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

Nancy J. Hecox, Corporate Secretary

February [●], 2014

OXYGEN BIOTHERAPEUTICS, INC.

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be held on March 13, 2014

The Notice of Special Meeting of Stockholders, Proxy Statement, and Form of Proxy are available at http://www.iproxydirect.com/OXBT.

The board of directors (the “Board of Directors” or the “Board”) of Oxygen Biotherapeutics, Inc. is asking for your proxy for use at the Special Meeting of Stockholders (the “Special Meeting”) and any adjournments of the meeting. The meeting will be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. located at Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, North Carolina 27601 on March 13, 2014, at 9:00 a.m. local time, to approve the conversion of our Series E Preferred Stock into common stock , to approve Amendment No. 2 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, and to conduct such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote FOR the approval of the conversion of our Series E Preferred Stock into common stock and FOR the amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder.

This proxy statement and the accompanying proxy card are first being delivered to stockholders on or about February [●], 2014.

All references in this Proxy Statement to “Oxygen,” “we,” “our,” and “us” mean Oxygen Biotherapeutics, Inc.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company (“Interwest”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Interwest on our behalf. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Special Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Special Meeting.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you hold.

How is the vote counted?

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by us to act as tellers for the meeting. The tellers will count shares represented by proxies as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Shares properly voted to “abstain” and broker non-votes on a particular matter are considered as shares that are entitled to vote for the purpose of determining a quorum but are generally not treated as votes cast for the matter. Abstentions do not count as a vote against the proposals.  A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

How do I vote?

If you are a stockholder of record, you may vote using any of the following methods:

●
Proxy Vote by Mail or by Fax. Return the enclosed proxy form by mail using the enclosed prepaid envelope or by fax to (202)-521-3464. Be sure to complete, sign and date the form before mailing or faxing. If you are a stockholder of record and you return your signed proxy form but do not indicate your voting preferences, the persons named in the proxy form will vote FOR the approval of the conversion of our Series E Preferred Stock into common stock, FOR the amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, and at the discretion of the persons named in the proxy on any other matter that comes before the meeting for a vote.

●
Proxy Vote by Internet. You may use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on March 12, 2014 by going to the website http://www.iproxydirect.com/OXBT. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●
Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on March 12, 2014 by calling the toll-free number 1-866-752-VOTE (8683). Have your proxy card in hand when you call and then follow the instructions.

●
In Person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner because your shares are held in a stock brokerage account or by a bank or other nominee, to vote your shares you must direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing you received, or attend the Special Meeting by following the directions below under “Who Can Attend the Special Meeting?”

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy by mail (not by Internet or phone) after the date of the revoked proxy; or

●	attending the Special Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.

When is the record date for the Special Meeting?

The Board has fixed the record date for the Special Meeting as of the close of business on February [●], 2014.

How many votes can be cast by all stockholders?

There were [●] shares of our common stock outstanding on the record date and entitled to vote at the Special Meeting. Each share of common stock is entitled to one vote on each matter.

 What constitutes a quorum?

A majority of the outstanding shares present or represented by proxy, or [●] shares, constitutes a quorum for the purpose of adopting proposals at the Special Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

What vote is required to approve each item?

The approval of the conversion of our Series E Preferred Stock into shares of common stock requires approval by a majority of the total votes cast in person or by proxy (exclusive of any shares that were issued pursuant to our transaction with Phyxius Pharma, Inc.).

The amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder requires approval by a majority of the total votes cast in person or by proxy.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Special Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Special Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Special Meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Special Meeting.

Who can attend the Special Meeting?

All stockholders as of February [●], 2014 may attend the Special Meeting. If you are listed as stockholder of record you may attend the Special Meeting if you bring proof of identification. If you are the beneficial owner of shares held in street name, you will need to bring proof of identification and provide proof of ownership by bringing either a copy of a brokerage statement or a letter from the record holder indicating that you owned the shares as of February [●], 2014.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find more information about Oxygen Biotherapeutics?

We file periodic reports with the Securities and Exchange Commission (the “SEC”) pursuant to Section 15(d) of the Securities Exchange Act of 1934. Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are available without charge on our website (http://www.oxybiomed.com) as soon as reasonably practicable after filing. Further, the reports filed with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the Public Reference Room.

Who can help answer my questions about the Special Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Oxygen Biotherapeutics, Inc.
Attn: Investor Relations
ONE Copley Parkway, Suite 490
Morrisville, NC 27560
Telephone: (919) 855-2100

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1:   APPROVAL OF THE CONVERSION OF SERIES E PREFERRED STOCK

On November 13, 2013, we, through our wholly owned subsidiary, Life Newco, Inc., a Delaware corporation (“Life Newco”), consummated the acquisition of certain assets of Phyxius Pharma, Inc. (“Phyxius”) pursuant to an Asset Purchase Agreement, dated October 21, 2013 (the “Purchase Agreement”), by and among us, Life Newco, Phyxius and the stockholders of Phyxius (the “Phyxius Stockholders”).  We refer to the transaction pursuant to the Purchase Agreement as the “Phyxius Transaction.”

Pursuant to the Purchase Agreement, we issued 1,366,844 shares of our common stock and 32,992 shares of our Series E convertible preferred stock (“Series E Preferred Stock”), which are convertible into an aggregate of 3,299,200 shares of common stock (collectively the “Consideration”) to the Phyxius Stockholders.  The rights, preferences and privileges of the Series E Preferred Stock are set forth in the Certificate of Designation of Series E Convertible Preferred Stock that we filed with the Secretary of State of the State of Delaware on November 13, 2013.  Each share of Series E Preferred Stock will automatically convert into 100 shares of common stock following receipt of stockholder approval for such conversion (the “Conversion Approval”).  The  shares of converted common stock will vest as follows: (i) 10.5% immediately upon receipt of the Conversion Approval; (ii) 17.9% upon (a) the initiation of the Phase III clinical trial for Levosimendan (the “Phase III Trial”) or (b) our company attaining a market capitalization of at least $50,000,000; (iii) 17.9% upon (a) the date upon which the final database lock has occurred following completion of the last patient dosing with respect to the Phase III Trial or (b) our company attaining a market capitalization of at least $100,000,000; (iv) 17.9% upon the acceptance for review of a New Drug Application filed with the United States Food and Drug Administration (the “FDA”) seeking approval to market, sell, and use a pharmaceutical product containing Levosimendan as an active pharmaceutical ingredient and intended for human use or administration in a hospital or critical care setting (i.e., 2.5 mg/ml concentrate for solution for infusion / 5ml vial) for low cardiac output syndrome; (v) 17.9% upon FDA approval of a pharmaceutical product containing Levosimendan as an active pharmaceutical ingredient and intended for human use or administration in a hospital or critical care setting (i.e., 2.5 mg/ml concentrate for solution for infusion / 5ml vial) for low cardiac output syndrome; and (vi) 17.9% upon the completion of any strategic license, collaboration or partnership with a third party for the development or commercialization of any of our pharmaceutical products, resulting in cumulative gross proceeds actually received by us of at least $10,000,000.   In addition, all unvested converted common stock will vest upon the earlier to occur of (i) the consummation of a Corporate Transaction or (ii) the consummation of a Qualified Financing; provided, in each case that such consummation must occur during the period ending 24 months after the closing of the Phyxius Transaction.  The number of shares of common stock into which the Series E Preferred Stock converts is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.  The Series E Preferred Stock does not carry dividends or a liquidation preference.  The Series E Preferred Stock carries voting rights aggregating 4.99% of our common stock voting power immediately prior to the closing of the Phyxius Transaction.

For purposes of accelerated vesting of the unvested converted common stock, a “Corporate Transaction” is deemed to occur upon (i) any consolidation or merger of our company with or into any other corporation or other entity or person, or any other corporate reorganization, in which our capital stock immediately prior to such consolidation, merger or reorganization, represents less than fifty percent (50%) of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (ii) any transaction or series of related transactions to which we are a party in which in excess of fifty percent (50%) of our voting power is transferred; provided that no vesting shall occur upon (a) any consolidation or merger effected exclusively to change the domicile of our company, or (b) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by us or any successor or our indebtedness is cancelled or converted or a combination thereof; or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, and a “Qualified Financing” is deemed to occur upon (i) an equity financing, in a single transaction or a series of related transactions, resulting in cumulative gross proceeds actually received by us of at least $20,000,000 and/or (ii) a strategic license, collaboration or partnership with a third party for the development or commercialization of any of our pharmaceutical products, resulting in cumulative gross proceeds actually received by us of at least $20,000,000.

In connection with the closing of the Phyxius Transaction, Phyxius’ co-founder, Chief Executive Officer and stockholder, John Kelley, became our Chief Executive Officer and two other Phyxius employees and stockholders, Doug Randall and Douglas Hay, PhD became employees of our company as Vice President, Business and Commercial Operations and Vice President, Regulatory Affairs, respectively.  Michael Jebsen, our prior Interim Chief Executive Officer and current Chief Financial Officer, is continuing to serve as our Chief Financial Officer.  In addition, Mr. Kelley was appointed to our Board of Directors on December 19, 2013, while another designee will be appointed to the Board of Directors following receipt of the Conversion Approval.  Pursuant to the Purchase Agreement, we have also agreed to propose that our stockholders approve an amendment to our 1999 Amended Stock Plan to increase the amount of stock options authorized for issuance under the 1999 Amended Stock Plan to not less than 4,000,000 shares of common stock.

Reasons for this Proposal

Because our common stock is listed on the NASDAQ Capital Market, we are required to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of another company where, among other things, the number of shares of common stock to be issued, including shares issued pursuant to an earn-out provision or similar contingency, is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or other securities.  Our issuance of the Consideration to the Phyxius Stockholders, once the Series E Preferred Stock is converted to common stock, would involve an issuance of shares of common stock in excess of 20% of the number of shares of common stock outstanding before the issuance to the Phyxius Stockholders.  Accordingly, we are seeking the Conversion Approval to satisfy the NASDAQ rules in order to allow us to convert the Series E Preferred Stock and to satisfy our contractual obligations under the Purchase Agreement, in which we agreed to undertake to seek the Conversion Approval at this Special Meeting.

The transaction documents related to the Phyxius Transaction contain provisions that prohibit conversion of the Series E Preferred Stock until the Conversion Approval is obtained.  The Purchase Agreement also requires us to use our reasonable best efforts to seek the Conversion Approval no later than March 13, 2014. In addition, as noted above, if the Conversion Approval is obtained, then a portion of the unvested Common Stock issued upon such conversion will be automatically vested as of the Conversion Approval.

If the Conversion Approval is not received, none of the Series E Preferred Stock will be converted to common stock, and we may seek to hold additional stockholder meetings until stockholder approval is obtained, which could have a material adverse effect on our liquidity position.

Effect of this Proposal

The shares issued in connection with the Phyxius Transaction will not affect the rights of the holders of outstanding common stock, but will cause substantial dilution to existing stockholders’ voting power and in the future earnings per share of their common stock. When additional shares of common stock are issued upon the conversion of the Series E Preferred Stock, such new shares will have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share on all matters and to participate in dividends when and to the extent declared and paid.

Required Vote for Approval

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of the proposal to approve the conversion of the Series E Preferred Stock into common stock (excluding any shares of common stock issued in connection with the Phyxius Transaction) exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote.

No Preemptive Rights

The holders of common stock have no preemptive rights to any future issuances of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CONVERSION OF THE SERIES E PREFERRED STOCK INTO COMMON STOCK.

PROPOSAL 2:  APPROVAL OF AMENDMENT NO. 2 TO THE 1999 AMENDED STOCK PLAN

As indicated above, pursuant to the Purchase Agreement, we have agreed to propose that our stockholders approve an amendment to our 1999 Amended Stock Plan to increase the amount of stock options authorized for issuance under the 1999 Amended Stock Plan to not less than 4,000,000 shares of common stock. The Purchase Agreement requires us to use our reasonable best efforts to seek stockholder approval of the amendment to our 1999 Amended Stock Plan no later than March 13, 2014.  In addition, we have entered into employment agreements or offer letters, as applicable (collectively, the “Employment Agreements”), with each of Mr. Kelley, Mr. Jebsen, Mr. Randall and Mr. Hay pursuant to which we have agreed to issue each such officer a one-time non-statutory stock option grant of 893,220 shares of common stock, with an exercise price per share equal to the fair market value of our common stock on the date of grant, following stockholder approval of the amendment to our 1999 Amended Stock Plan.

On November 13, 2013, our Board of Directors approved, subject to stockholder approval, Amendment No. 2 to the 1999 Amended Stock Plan, to increase the number of shares of common stock authorized for issuance to a total of 4,000,000 shares, representing an increase of 3,600,000 shares.  The additional requested shares represent approximately 34% of our total outstanding shares as of January 10, 2014.  This number of additional requested shares was selected by the Board of Directors to comply with the terms of the Purchase Agreement.  Based upon our assessment of our anticipated grants under the 1999 Amended Stock Plan, as amended, we believe that the proposed increase in the number of shares will be sufficient to meet our equity compensation requirements for approximately 3 years from the date of the Special Meeting.

The purpose of the 1999 Amended Stock Plan is to enable us to provide an incentive to eligible employees, consultants, directors and officers whose present and potential contributions are important to the continued success of the Company, to afford those individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business.

Stockholders are asked to approve Amendment No. 2 to the 1999 Amended Stock Plan to satisfy NASDAQ rules relating to equity compensation and to enable us to comply with our obligations under the Purchase Agreement and Employment Agreements.  In addition, approval would allow us to qualify additional options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code and to qualify compensation under the 1999 Amended Stock Plan as performance-based for purposes of Section 162(m). If stockholder approval is not received, the Compensation Committee will reconsider Amendment No. 2 to the 1999 Amended Stock Plan, and the present 1999 Amended Stock Plan, as amended, would remain in effect without such additional amendment.  In addition, if stockholder approval is not received, we may seek to hold additional stockholder meetings until stockholder approval is obtained, which could have a material adverse effect on our liquidity position.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT NO. 2 TO THE 1999 AMENDED STOCK PLAN.

Summary of the 1999 Amended Stock Plan Features

The following is a brief summary of the 1999 Amended Stock Plan, as amended by Amendment No. 1 and Amendment No. 2, and is qualified in its entirety by reference to a copy of the 1999 Amended Stock Plan, Amendment No. 1 and Amendment No. 2 attached to this proxy statement as Appendix A.

Description of Awards

The 1999 Amended Stock Plan provides for the grant of stock options, stock purchase rights, stock appreciation rights, and long-term performance awards (collectively “Awards”).

Stock Options.  Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. The 1999 Amended Stock Plan permits the Board of Directors to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a “cashless exercise” through a broker, by surrender to the Company of shares of common stock, by delivery of a promissory note, or by any other lawful means.

Stock Purchase Rights.  Stock Purchase Rights entitle recipients to acquire shares of common stock that they may not transfer unless and until the restrictions on the shares of common stock lapse.  Stock Purchase Rights are accepted by the execution of a restricted stock purchase agreement.

Stock Appreciation Rights.  Stock Appreciation Rights (“SARs”) entitle recipients to profit from increase in the value of our common stock, without buying shares.  Like options, SARs benefit the holder when our common stock price increases.  The primary difference is that the recipient is not required to pay an exercise price, but instead just receives the amount of the increase in the form of cash or stock.

Long-term Performance Awards.  Long-term Performance Awards are awards that pay out if the recipient meets or satisfies the performance objectives established by the Compensation Committee for a particular performance period.

Shares Available for Issuance under the 1999 Amended Stock Plan.  The 1999 Amended Stock Plan, as amended by Amendment No. 1 and Amendment No. 2, will provide for the award to eligible recipients of up to 4,000,000 shares of our common stock to be granted through options, stock purchase rights, stock appreciation rights and long-term performance awards. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 1999 Amended Stock Plan.

Eligibility of Recipients

Employees, consultants, directors and officers of Oxygen Biotherapeutics are eligible to be granted Awards under the 1999 Amended Stock Plan.  As of January 10, 2014, approximately 14 employees, including 2 executive officers, and 5 non-employee directors were eligible to receive Awards under the 1999 Amended Stock Plan.  In fiscal 2013, we made option grants to our executive officers under the 1999 Amended Stock Plan, and we expect that we will grant additional Awards to them under the 1999 Amended Stock Plan in the future.  In particular, under the Employment Agreements, Mr. Kelley, Mr. Jebsen, Mr. Randall and Mr. Hay are entitled to receive a nonstatutory stock option entitling each of them to purchase up to 893,220 shares of common stock at the fair market value as of the date of grant.

For additional information regarding awards made to our named executive officers and directors under the 1999 Amended Stock Plan in fiscal 2013 please see the information described below in the section entitled “Executive and Director Compensation.”

On January 10, 2014, the last reported sale price of our common stock on the NASDAQ Capital Market was $7.35.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that arise with respect to Awards granted under 1999 Amended Stock Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all Awards granted under the 1999 Amended Stock Plan are exempt from, or comply with, the rules under Section 409A of the IRC related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or a 50% or more owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

SARS

A participant will not have income upon the grant of a SAR.  However, a participant will have ordinary income, when a SAR is exercised, to the extent of the difference between the grant price and the value of the stock on the date of exercise.

Restricted Stock

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Long-term Performance Awards

A participant will not have income upon the grant of a long-term performance award.  A participant will recognize ordinary income upon payment of cash or delivery of stock when the conditions of the award are satisfied.  The amount of the ordinary income will be equal to the amount of the cash or the fair market value of the stock.  Any gain or loss recognized upon the sale or exchange of stock generally will be treated as a capital gain or loss.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Oxygen Biotherapeutics

There will be no tax consequences to Oxygen Biotherapeutics except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

Equity Compensation Plan Information

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category
Equity compensation plans approved by security holders	93,363	$11.40	152,481
Equity compensation plans not approved by security holders	—	—	—
Total	93,363	$11.40	152,481

New Plan Benefits

We are contractually obligated under the Employment Agreements to make certain awards that are contingent upon stockholder approval of Amendment No. 2 to the 1999 Amended Stock Plan.  These awards, which represent substantially all of the additional shares to be authorized by Amendment No. 2 to 1999 the Amended Stock Plan, are set forth in the table below.  In general, any additional awards under Amendment No. 2 to the 1999 Amended Stock Plan and the amount of any such awards will be discretionary and will be subject to vesting, performance, and other requirements.  Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of individuals in fiscal 2014 pursuant to those additional awards under Amendment No. 2 to the 1999 Amended Stock Plan.

Name and Position	Number of Shares Underlying Options (1)

Michael B. Jebsen, CPA Chief Financial Officer	893,220
Executive Group (2)	1,786,440
Non-Executive Director Group	0
Non-Executive Officer Employee Group (3)	1,786,440

(1)
Each option granted shall become exercisable with respect to 25% of the shares subject to the option when each of the following performance milestones are achieved: (i) (a) initiation of the Phase III Trial or (b) our company attaining a market capitalization of at least $50,000,000; (ii) (a) date upon which the final database lock has occurred following completion of the last patient dosing with respect to the Phase III Trial or (b) our company attaining a market capitalization of at least $100,000,000; (iii) the acceptance for review of a New Drug Application filed with the United States Food and Drug Administration seeking approval to market, sell, and use a pharmaceutical product containing Levosimendan as an active pharmaceutical ingredient and intended for human use or administration in a hospital or critical care setting (i.e., 2.5 mg/ml concentrate for solution for infusion / 5ml vial) for low cardiac output syndrome; and (iv) the approval of Levosimendan for low cardiac output syndrome.

(2)
Includes options to purchase 893,220 shares of common stock to be granted to each of John P. Kelley, our Chief Executive Officer, and Michael B. Jebsen, our Chief Financial Officer, pursuant to their respective employment agreements following stockholder approval of the amendment to our 1999 Amended Stock Plan.

(3)
Includes options to purchase 893,220 shares of common stock to be granted to each of Doug Randall, our Vice President, Business and Commercial Operations, and Douglas Hay, PhD, our Vice President, Regulatory Affairs, pursuant to their respective offer letters following stockholder approval of the amendment to our 1999 Amended Stock Plan.

Plan Awards

The following table sets forth with respect to each individual and group listed below the number of shares of common stock issued or issuable pursuant to stock options granted (or currently subject to stockholder approval) under the 1999 Amended Stock Plan since the 1999 Amended Stock Plan’s inception in September 2009 through January 10, 2014. Any future awards to eligible participants under the 1999 Amended Stock Plan, other than the awards pursuant the Employment Agreements, are discretionary and therefore are not determinable at this time. The table does not include grants made under any other compensation plan, and excludes 6,000 options that have expired or been forfeited as of January 10, 2014. Amounts reported are the gross number of shares underlying grants.

Cumulative Grants since Plan Inception

Name and Position	Number of Shares Underlying Options

Michael B. Jebsen, CPA Chief Financial Officer	977,186
Executive Group (1)	1,870,406
Non-Executive Director Group	46,309
Non-Executive Officer Employee Group (2)	1,800,347

(1)
Includes options to purchase 893,220 shares of common stock to be granted to each of John P. Kelley, our Chief Executive Officer, and Michael B. Jebsen, our Chief Financial Officer, pursuant to their respective employment agreements following stockholder approval of the amendment to our 1999 Amended Stock Plan.

(2)
Includes options to purchase 893,220 shares of common stock to be granted to each of Doug Randall, our Vice President, Business and Commercial Operations, and Douglas Hay, PhD, our Vice President, Regulatory Affairs, pursuant to their respective offer letters following stockholder approval of the amendment to our 1999 Amended Stock Plan.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary of Compensation

The following table provides certain summary information concerning compensation earned for services rendered in all capacities to us for the fiscal years ended April 30, 2013 and 2012, by our former interim chief executive officer and current chief financial officer (the “Named Executive Officer”). We had no other executive officers during any part of fiscal 2013.  This information includes the dollar amount of base salaries, bonus awards, stock options and all other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan (2) ($)	Bonus ($)	Stock Awards(1) ($)		Option Awards(1) ($)	All Other Compensation(3) ($)	Total ($)
Michael B. Jebsen, CPA(4)	2013	330,000	—	—	60,308	(5)	—	9,600	392,845
President, Interim Chief Executive and Chief Financial Officer	2012	295,000	105,000	—	16,856	(5)	—	9,600	426,456

(1)
The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note H to our Financial Statements included in our Form 10-K for the year ended April 30, 2013, filed with the SEC on June 26, 2013.

(2)
These payments were made based on achievement of milestones in accordance with Mr. Jebsen’s employment agreement in effect during fiscal 2013, which is described below in the section entitled “Employment and other Contracts.”

(3)
The amounts in this column represent payments for automobile allowances issued in accordance with the terms of Mr. Jebsen’s employment agreement in effect during fiscal 2013, which is described below in the section entitled “Employment and other Contracts.”

(4)
Mr. Jebsen began serving as our Interim Chief Executive Officer, effective August 24, 2011, and ceased serving in such capacity during fiscal 2014. In connection with such service, Mr. Jebsen received additional compensation of $10,000 per month.  Mr. Jebsen served as out Chief Financial Officer during fiscal 2013 and continues to serve in such capacity during fiscal 2014.

(5)
Represents the grant date fair value of the shares issued in accordance with the terms of Mr. Jebsen’s employment agreement in effect during fiscal 2013, which is described below in the section entitled “Employment and other Contracts.”

Option Grants

In September 1999, our Board of Directors approved the 1999 Amended Stock Plan, which provided for the granting of incentive and nonstatutory stock options to employees and directors to purchase up to 13,333 shares of our common stock. The 1999 Amended Stock Plan was approved by stockholders on October 10, 2000. Options granted under the 1999 Amended Stock Plan are exercisable at various dates up to four years and have expiration periods of generally ten years. On June 17, 2008, our stockholders approved an amendment and restatement to the 1999 Amended Stock Plan to increase the number of shares of common stock available for awards under the plan from 13,333 to 40,000, to increase the maximum number of shares covered by awards granted under the 1999 Amended Stock Plan to an eligible participant from 13,333 to 16,667 shares, and to make additional technical changes to update the plan. On September 30, 2011, our stockholders approved an amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 40,000 to 300,000. Persons eligible to receive grants under the 1999 Amended Stock Plan consist of all of our employees, including executive officers and employee directors. As of April 30, 2013 and 2012, we had 11,336 and 17,592 outstanding options under the 1999 Amended Stock Plan, respectively. As of April 30, 2013 and 2012, there were 282,726 and 276,582, respectively, options available for grant under the 1999 Amended Stock Plan.

In addition, we have issued options outside the 1999 Amended Stock Plan; however at April 30, 2013 there were no options outstanding that were issued outside the 1999 Amended Stock Plan.

The following table summarizes certain information as of April 30, 2013 concerning the stock options and restricted stock granted to the Named Executive Officer during the fiscal year ended April 30, 2013. No stock appreciation rights or long-term performance awards had been granted as of April 30, 2013.

Name and Principal Position	Grant Date	Number of Securities Underlying Options(1) (#)	Exercise Price of Options ($)	Number of Securities Underlying Restricted Stock Grant (#)		Grant Date Fair Value of Option and Restricted Stock Awards(2) ($)
Michael B. Jebsen, CPA	5/1/2012	—	—	430	(3)	15,308
President, Interim Chief Executive and Chief Financial Officer	6/15/2012	—	—	1,223	(4)	45,000

(1)	Each option listed in the table immediately vests and is exercisable over a ten-year period.

(2)
The amounts in this column reflects the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our option awards are set forth in Note  H to our  Financial Statements included in our Form 10-K for the year ended April 30, 2013, filed with the SEC on June 26, 2013.

(3)	The shares underlying these grants vest monthly over a 12 month period.

(4)	The shares underlying these grants vest immediately.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the Named Executive Officer as of April 30, 2013.

Outstanding Equity Awards at 2013 Fiscal Year-End

	Option Awards(1)					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options (Exercisable) (#)		Number of securities underlying unexercised options (Unexercisable) (#)	Option exercise price ($/Sh)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Michael B. Jebsen, CPA	34	(2)		123.00	7/20/2019	—	—
President, Interim Chief Executive and Chief Financial Officer	167			117.00	8/12/2019
	34			127.60	9/1/2019
	34			117.00	10/1/2019
	34			129.00	11/1/2019
	34			111.60	12/1/2019
	34			115.80	1/1/2020
	34			114.60	2/1/2020
	34			102.00	3/1/2020
	34			100.00	4/1/2020
	34			100.00	5/1/2020
	34			59.40	6/1/2020
	34			57.80	7/1/2020
	34			54.80	8/1/2020
	167			55.80	8/13/2020
	34			60.80	9/1/2020
	34			50.60	10/1/2020
	34			42.20	11/1/2020
	34			43.00	12/1/2020
	625			43.00	12/1/2020
	34			38.40	1/1/2021
	34			41.00	2/1/2021
	34			38.60	3/1/2021
	34			36.80	4/1/2021

(1)
Except as otherwise noted, the option awards reflected in these columns vested immediately on the date of grant. The date of grant for each of these options is the date 10 years prior to the expiration date reflected in this table.

(2)	These options were granted with the following vesting schedule: 100% on the first anniversary of the grant date.

Employment and other Contracts

Pursuant to the employment agreement with Mr. Jebsen that was effective for the fiscal year ending April 30, 2013 (the “Employment Agreement”), Mr. Jebsen received as compensation (i) an annual base salary of $210,000, (ii) a fixed monthly automobile allowance of $800, and (iii) participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Employment Agreement, Mr. Jebsen received an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). In addition to the foregoing, Mr. Jebsen received annual grants totaling 430 shares of our restricted common stock, vesting over a 12-month period, of which 180 shares will only vest so long as he continued serving as our Corporate Secretary.

The Employment Agreement (i) was to be effective for a one-year term, and automatically renewed for additional one-year terms, unless the Employment Agreement was terminated in advance of renewal or either party gave notice at least 90 days prior to the end of the then current term of an intention not to renew, and (ii) provided that we would indemnify Mr. Jebsen against any adverse tax consequences in connection with the Employment Agreement or any prior employment agreement that may result from any non-compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”).

In addition, the Employment Agreement provided that if Mr. Jebsen was terminated without cause, if Mr. Jebsen terminated his employment for good reason, or if we elected not to renew the Employment Agreement, Mr. Jebsen would be entitled to receive (i) one-year of base salary, (ii) an amount equal to the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable. Mr. Jebsen’s entitlement to these payments was conditioned upon his execution of a release of claims.

For purposes of the Employment Agreement: (i) “cause” included (a) a material breach of the Employment Agreement by Mr. Jebsen, (b) material misappropriation of our property, (c) material failure to comply with our policies, (d) use of illegal drugs or use of alcohol in a manner that interferes with the performance of Mr. Jebsen’s duties, (e) dishonest or illegal action that is materially detrimental to us, and (f) failure to disclose material conflicts of interest, and (ii) "good reason" includes (a) a material reduction in base salary, (b) a material reduction of Mr. Jebsen’s authority, duties or responsibility, (c) relocation of Mr. Jebsen’s employment by more than 50 miles, (d) a material breach of the Employment Agreement by us, or (e) a change in control of us, which means a change in the ownership or effective control of us or a change in the ownership of a substantial portion of our assets (each as defined in the Internal Revenue Service regulations under Section 409A of the IRC); provided, however, that the replacement of two or more of our directors within a 12-month period by new directors not endorsed by a majority of the Board prior to their appointment would also constitute a change in control.

On March 21, 2011, we entered into an indemnification agreement with Mr. Jebsen, which provides that in respect of acts or omissions occurring prior to such time as Mr. Jebsen ceases to serve as our officer Mr. Jebsen will receive (i) indemnification and advancement of expenses to the extent provided under our Certificate of Incorporation and to the fullest extent permitted by applicable law and (ii) indemnification against any adverse tax consequences in connection with prior option awards that may have been non-compliant with Section 409A of the IRC.

On August 24, 2011, Mr. Jebsen became interim Chief Executive Officer. In connection with this service, Mr. Jebsen received additional compensation of $10,000 per month for each month that he served as interim Chief Executive Officer. Upon completion of his service as interim Chief Executive Officer, Mr. Jebsen would be eligible to receive a discretionary bonus based upon his performance as interim Chief Executive Officer.  During fiscal 2013, Mr. Jebsen ceased serving as our interim Chief Executive Officer.

On November 13, 2013, we entered into a new employment agreement with Mr. Jebsen (the “New Employment Agreement”) in connection with the consummation of the Phyxius Transaction.  Among other things, the New Employment Agreement provides for (i) an annual base salary of $285,000, (ii) an annual cash bonus consisting of 50% of Mr. Jebsen’s base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals), (iii) a one-time non-statutory stock option grant of 893,220 shares of common stock, (iv) a fixed monthly automobile allowance of $800 and (v) annual grants totaling 430 shares of restricted common stock of the Company, vesting over a 12-month period, of which 180 shares will only vest so long as he continues serving as our Treasurer. On November 13, 2013, the Board also awarded Mr. Jebsen a discretionary bonus consisting of $225,000 in cash and 32,143 shares of restricted Common Stock, one half of which vests immediately and one-half which vests in six months, in recognition of his service as interim Chief Executive Officer of the Company from August 2011 through November 2013.

1999 Amended Stock Plan

Mr. Jebsen received equity awards under our 1999 Amended Stock Plan during fiscal 2013, which provide for accelerated vesting of such options under certain circumstances.  If Mr. Jebsen is terminated other than as a result of his death or disability, his unvested options will terminate on his termination date and his vested options will remain exercisable until 3 months after the termination date.  If Mr. Jebsen is terminated as a result of his death or disability, his unvested options will vest in full and remain exercisable until the first anniversary of such termination.

Additionally, upon a change of control, except as otherwise determined by the Board of Directors in its discretion, all options will become fully vested and exercisable.  For this purpose, a “change of control” means:  (i) the acquisition of shares of our stock representing fifty percent (50%) or more of the combined voting power of the our shares entitled to vote on the election of directors; (ii) the consummation of a merger, share exchange, consolidation or reorganization involving us and any other company or other entity as a result of which less than fifty percent (50%) of the combined voting power of the surviving or resulting company or entity after such transaction is held in the aggregate by the holders of the combined voting power of our outstanding shares immediately prior to such transaction; (iii) the approval by our stockholders of an agreement for the sale or disposition by the Company of all or substantially all of our assets; or (iv) a change in the composition of the Board of Directors occurring within a two-year period, as a result of which fewer than a majority of directors were current directors.

Compensation of Directors

The following table summarizes the compensation paid to non-employee directors for the fiscal year ended April 30, 2013.

2013 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Ronald R. Blanck, DO(1)	40,249	—	33,751	—	74,000
William A. Chatfield(1)	34,249	—	33,751	—	68,000
Anthony DiTonno(1)	36,031	34,461	—	—	68,500
Gregory Pepin(1)	68,500	—	—	—	68,500
Chris A. Rallis(1)(2)	35,750	—	33,250	—	69,000

(1)
As of April 30, 2013, Mr. DiTonno held an aggregate of 1,761 stock options. In addition, as of April 30, 2013, our other non-employee directors held the following restricted stock units: Dr. Blanck, 485; Mr. Chatfield, 465; Mr. Rallis, 230.

During fiscal 2013, all of our non-employee directors were paid the following compensation for service on the Board and Board Committees:

●	An annual director fee in each fiscal year of $45,000 ($65,000 for our lead independent director), which was paid in equal monthly installments in arrears on the last day of each month;

●	A fee for attending each meeting of the Board in the amount of $4,000;

●	A fee for attending each committee meeting of which the Director is a member in the amount of $500; and

●	Reimbursement of travel and related expenses for attending Board and Committee meetings, as incurred.

In addition to the compensation described above, each non-employee director, with the exception of Mr. Rallis and Mr. DiTonno, was granted a 2,000 stock option award on their initial nomination to the Board. The options may vest immediately or up to one year later, and are exercisable for a period of three years. We shall maintain an appropriate director’s and officer’s insurance policy at all times for our non-employee directors.

With the exception of Mr. Pepin, who receives all director fees in cash, the fees paid to the Company’s non-employee directors described above are paid 50% in cash and 50% in restricted stock.  Restricted stock awards granted to our non-employee directors from May 1, 2011 to December 15, 2011 vests over a three-year period, and restricted stock awards granted after December 15, 2011 vests 25% per fiscal quarter.

OWNERSHIP OF SECURITIES

Principal Stockholders and Share Ownership by Management

The following table sets forth, as of January 10, 2014, the number and percentage of the outstanding shares of our voting securities and warrants and options that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director, (ii) our named executive officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of a class of our voting securities. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Amount and Nature of Beneficial Ownership
	Common Stock		Series E Convertible Preferred Stock		% Total
Beneficial Owner Name and Address(1)	No. of Shares	Percent of Class	No. of Shares	Percent of Class	Voting Power
Principal Stockholders
JP SPC3 OXBT FUND(2)	4,899,149	31.64%	–	–	30.74%
Rue Du Mont-Blanc Geneva, Switzerland 1201
Doug Randall	341,711	3.21%	8,248	25.0%	4.10%
Douglas Hay	341,711	3.21%	8,248	25.0%	4.10%
Stefan Stanko	341,711	3.21%	8,248	25.0%	4.10%
21210 Cedar Canyon Drive Cypress, TX 77433
Officers and Directors
Gregory Pepin(3)	5,258,677	33.63%	–	–	32.68%
John Kelley	341,711	3.21%	8,248	25.0%	4.10%
Michael B. Jebsen, CPA(4)	51,827	*	–	–	*
Ronald R. Blanck, DO(4)	22,684	*	–	–	*
Anthony DiTonno(4)	17,252	*	–	–	*
Chris A. Rallis(4)	16,277	*	–	–	*
William A. Chatfield(4)	11,427	*	–	–	*
All officers and directors as a group (7 persons) (3)(4)	5,735,927	36.50%	8,248	25.0%	36.18%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of the Company at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.
(2)
Includes 79,203 shares of common stock, and 2,460,972 shares of common stock subject to warrants, and 2,358,974 shares of common stock underlying shares of Series D 8% Preferred Stock that are exercisable or convertible, as applicable within 60 days of January 10, 2014.

(3)
Includes 189,082 shares of common stock held by Vatea Fund,79,203 shares of common stock and 2,460,972 shares of common stock subject to warrants, and 2,358,974 shares of common stock underlying shares of Series D 8% Preferred Stock held by OXBT Fund that are exercisable or convertible, as applicable within 60 days of January 10, 2014 and 1,764 shares of common stock and 76,924 shares of common stock subject to warrants, and 76,924 shares of common stock underlying shares of Series C 8% Preferred Stock held by JP SPC 3 obo FGP Private Equity, SP that are exercisable or convertible, as applicable within 60 days of January 10, 2014.  Also includes 14,834 shares of restricted common stock.  Mr. Pepin is a Managing Director for Vatea Fund, and consequently he may be deemed to be the beneficial owner of shares held by Vatea Fund. Mr. Pepin is also a co-founder of EOS, an investment company, which serves as the Investment Manager and Managing Director for OXBT Fund and JP SPC 3 obo FGP Private Equity, SP, and consequently he may be deemed to be the beneficial owner of shares held by OXBT Fund and JP SPC 3 obo FGP Private Equity, SP. Mr. Pepin disclaims beneficial ownership of the shares held by Vatea Fund, OXBT Fund and JP SPC 3 obo FGP Private Equity, SP except to the extent of his pecuniary interest therein.

(4)
With respect to Dr. Blanck, includes 123 shares of restricted common stock, 5,129 shares of common stock subject to warrants, 10,507 shares of common stock subject to options and 5,129 shares of common stock underlying shares of Series C 8% Convertible Preferred Stock that are vested, vesting, exercisable or convertible, as applicable, within 60 days of January 10, 2014;

With respect to Mr. Chatfield, includes 113 shares of restricted common stock and 9,656 shares of common stock subject to options vested, vesting, or exercisable, as applicable, within 60 days of January 10, 2014;

With respect to Mr. DiTonno, includes 2,565 shares of common stock subject to warrants and 11,488 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of January 10, 2014;

With respect to Mr. Rallis, includes 2,565 shares of common stock subject to warrants, 9,798 shares of common stock subject to options and 2,565 shares of common stock underlying shares of Series C 8% Convertible Preferred Stock that are vested, vesting, exercisable or convertible, as applicable, within 60 days of January 10, 2014;

With respect to Mr. Jebsen, includes 16,178 shares of restricted common stock, and 1,673 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of January 10, 2014;

With respect to all officers and directors as a group, includes 342 shares of restricted common stock, 43,122 shares of common stock subject to options, 2,548,155 shares of common stock subject to warrants, and 84,618  shares of common stock underlying shares of Series C 8% Convertible Preferred Stock, and 2,358,974  shares of common stock underlying shares of Series D 8% Convertible Preferred Stock that are vested, vesting, convertible, or exercisable, as applicable, within 60 days of January 10, 2014.

OTHER MATTERS

Other Business

As of the date of this proxy statement, the Board knows of no other matters that may come before the Special Meeting.  However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Stockholder Proposals

As disclosed in our proxy statement for our 2013 Annual Meeting dated November 4, 2013:

Under certain conditions, stockholders may request us to include a proposal for action at a forthcoming meeting of our stockholders in the proxy materials for such meeting. All stockholder proposals intended to be presented at our 2014 Annual Meeting of Stockholders must be received by us no later than July 7, 2014 for inclusion in the proxy statement and proxy card relating to such meeting.  However, if the date of the 2014 Annual Meeting is changed by more than 30 days from the date of the first anniversary of the 2013 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2014 Annual Meeting.

In addition, if a stockholder desires to make a proposal from the floor during the meeting, including the nomination of a director, even if such proposal is not to be included in our proxy statement, the bylaws provide that the stockholder must deliver or mail written notice of the proposal to our Secretary (i) not less than 120 days in advance of the date in the current year that corresponds to the date on which notice of the Annual Meeting was first mailed by us to our stockholders of record in the prior year (unless a later date is selected by the Board of Directors and communicated to the stockholders), or (ii) if no Annual Meeting was held in the prior year or the corresponding date on which notice of the Annual Meeting is sent to stockholders of record changes by more than 30 days from the date in the previous year, not less than 30 days in advance of the date that we begin printing our notice of the Annual Meeting to be disseminated to stockholders. A stockholder’s notice to the Secretary must inform as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and numbers of our shares that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Costs of Soliciting Proxies

We will bear the cost of this solicitation, including the preparation, printing, and mailing of the proxy statement, proxy card, and any additional soliciting materials sent by us to stockholders. Our directors, officers, and employees may solicit proxies personally or by telephone without additional compensation. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Availability of Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended April 30, 2013, including financial statements and schedules, are available on our website at http://www.oxybiomed.com and will be provided upon written request, without charge, to any person whose proxy is being solicited. Written requests should be made to Oxygen Biotherapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Stockholders Sharing the Same Last Name and Address

Only one annual report or proxy statement, as applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations by e-mail addressed to e.corliss@oxybiomed.com, by mail addressed to Oxygen Biotherapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. Stockholders sharing an address and currently receiving a single copy may contact Investor Relations as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Investor Relations as described above.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S SPECIAL MEETING

The Special Meeting of Stockholders will be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. located at Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, North Carolina 27601 at 9:00 a.m., Eastern Daylight Savings Time on March 13, 2014. Requests for directions to the meeting location may be directed to Oxygen Biotherapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Appendix A

OXYGEN BIOTHERAPEUTICS, INC.
(Formerly Synthetic Blood International, Inc.)

1999 AMENDED STOCK PLAN
(as Amended and Restated on June 17, 2008)

1. Purpose of the Plan. The purpose of the Oxygen Biotherapeutics, Inc. 1999 Stock Plan, as amended and restated on June 17, 2008 (the “Plan”) is to enable Oxygen Biotherapeutics, Inc., to provide an incentive to eligible employees, consultants, directors and officers whose present and potential contributions are important to the continued success of the Company, to afford those individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

2. Definitions. As used herein, the following definitions shall apply.

(a) “Administrator” means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

(b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under applicable securities laws and the Code.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 5 of the Plan.

(f) “Common Stock” means the Common Stock of the Company.

(g) “Company” means Oxygen Biotherapeutics, Inc., a Delaware corporation, or any successor corporation thereto.

(h) “Consultant” means any person who is engaged by the Company or a Parent or Subsidiary to render consulting or advisory services to such entity (other than as an Employee or a Director).

(i) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or other bona fide leave of absence approved by the Company, provided, however that if any such leave exceeds ninety (90) days, on the one hundred and eighty-first (181st) day following the commencement of such leave any Incentive Stock Option by an eligible Optionee shall be treated as a Non-statutory Stock Option unless reemployment upon the expiration of such leave is guaranteed by statute or contract; or (ii) transfers between locations of the Company or between the Company, its parent, its subsidiary or its successor. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Option Agreement or Stock Purchase Agreement.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(c)(3) of the Code.

(1) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Employee’s or Consultant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Employee or Consultant) control the management of assets, and any other entity in which these persons (or the Employee or Consultant) own more than fifty percent of the voting interests, including any changes as may be made from time to time to the definition of “Family Member” as promulgated by the Securities and Exchange Commission in connection with the general instructions for Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form.

(o) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported on the exchange;

(ii) If the Common Stock is quoted on the OTC Bulletin Board, or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported by Bloomberg; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator, without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(q) “Long-Term Performance Award” means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient’s individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and individual performance factors or upon such other criteria as the Administrator may deem appropriate. Notwithstanding the foregoing, a Long-Term Performance award shall not be based on a level of performance that is substantially certain to be met at the time the criteria is established.

(r) “Long-Term Performance Award Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

(s) “Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(t) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(x) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(y) “Optioned Stock” means the Common Stock subject to an Option or Right.

(z) “Optionee” means an Employee or Consultant who holds an outstanding Option or Right.

(aa) “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 152(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(c) of the Code.

(cc) “Plan” means this 1999 Stock Plan, as amended.

(dd) “Restricted Stock” means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

(ee) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(ff) “Right” means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

(hh) “SAR” means a stock appreciation right granted pursuant to Section 7 of the Plan.

(ii) “SAR Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(kk) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Notice of Grant.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option or Right, or, having been granted an Option or Right, to be granted additional Options of Rights.

4. Shares Subject to the Plan

(a) Issuable Shares. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of shares reserved and available for distribution under the Plan is 12,000,000 shares. Subject to Section 11 of the Plan, if any shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or Rights grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

(b) Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding awards and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4(b) shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option or Right be decreased to an amount less than the par value, if any, of the stock subject to the Option or Right. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5. Administration.

(a) Composition of Administrator.

(i) Multiple Administrative Bodies. In the discretion of the Board, different Committees may administer the Plan with respect to Employees, Directors and Consultants.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “Outside Directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(v) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and in the case of a Committee appointed under subsection (iii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

(ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

(iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Rights or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

(x) to modify or amend each Option or Right (subject to Section 13 of the Plan);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

(xii) to institute an Option Exchange Program;

(xiii) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all optionees and any other holders of Options or Rights.

(d) Limitations on Grants. No Employee, Director or Consultant will be granted Options or SARs under the Plan to purchase more than 5,000,000 shares over the term of the Plan, provided that, if the number of shares available for issuance under Paragraph 4 of the Plan is increased, the maximum number of options or SARs that any Employee, Director or Consultant may be granted also automatically will increase by an amount equal to 100,000 shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

6. Term of the Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options and/or Rights granted under the Plan have lapsed. However, to the extent required by applicable law, all Options and Rights shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

7. Options and SARs.

(a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Non-statutory Stock Options. Each Option shall be evidenced by a Notice of Grant/Option Agreement which shall expressly identify the Options as Incentive Stock Options or as Non-statutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. The Notice of Grant/Option Agreement shall govern each Optionee’s rights and obligations with respect to each such particular Option. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

(i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below. The notice of Grant shall specify the number of Shares to which it pertains.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the “waiting period.”) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if. any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

(iii) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of

(1) cash;

(2) check;

(3) promissory note;

(4) other Shares with (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

(5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or such consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(6) any combination of the foregoing methods of payment; or

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(iv) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

(1) Dollar Limitation. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(2) 10% Shareholder. If any optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual: the per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common stock on the date of grant; and the Option shall not have a term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

(v) Non-statutory Option Price. The exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

(vii) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

(viii) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

(b) SARs.

(i) In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

(1) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option; provided that a SAR that is granted subsequent to the grant date of a related Option must have a SAR exercise price that is no less than the Fair Market Value of one share of Common Stock on the date of grant of the SAR. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

(2) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

(3) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

(4) A SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

(ii) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

(1) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR. In no event shall the exercise price of a SAR be less than 100% of the Fair Market Value per share of Common Stock on the date of grant.

(2) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee’s SAR agreement.

(iii) Form of Payment. The Company’s obligations arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

(c) Method of Exercise.

(i) Procedure for Exercise, Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act (“Insiders”) may in the discretion of the Administrator, comply with the applicable provisions of Rule 16b-3 and may contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(iii) Termination of Employment or Consulting Relationship. Subject to Section 18 of the Plan relating to cancellation and rescission of Options and Rights, in the event an Optionee’s Continuous Status as an Employee or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed three (3) months from the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(iv) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option or SAR, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(v) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the deceased Optionee’s Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights may be, in the discretion of the Administrator, subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3 unless waived in the sole discretion of the Administrator.

(e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when he or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

9. Long-Term Performance Awards.

(a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the “Performance Period”) for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

(b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.
10. Non-Transferability of Awards. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, provided, however, Nonstatutory Stock Options and Rights may be transferred: (i) by gift to a Family Member; (ii) under a domestic relations order in settlement of marital property rights; and (iii) to any entity in which more than fifty percent of the voting interests are owned by Family Members (or the Employee or Consultant) in exchange for an interest in that entity. Any attempted non-permitted transfer shall be void and shall immediately terminate the Non-statutory Stock Option or Right.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

(c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Change in Control. In the event of a “Change in Control” of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

(i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

(ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

(e) Definition of “Change in Control”. For purposes of this Section 11, a “Change in Control” means the happening of any of the following:

(i) When any “person,” as such term is used in Section 13(d) and 14 (d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.

“Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(f) Change in Control Price. For purposes of this Section 11, “Change in Control Price” shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

12. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and to provide such other representations and warranties as are necessary to comply with Federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any offering of its Common Stock, if in the opinion of counsel for the Company, such representations are required.

15. Liability of Company.

(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 (b) of the Plan.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

18. Cancellation and Rescission of Options and Rights.

(a) Conditions for Cancellation and Rescission of Options and Rights. Unless the Option Agreement, SAR Agreement, Long-Term Performance Award Agreement or Restricted Stock Purchase Agreement (collectively the “Stock Award Agreement”) specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Option or Right at any time if the participant is not in compliance with all applicable provisions of the Stock Award Agreement and the Plan, or if the participant engages in any “Detrimental Activity.” For purposes of this subsection 18(a), “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s confidential information or similar agreement, relating to the business of the Company, acquired by the participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s confidential information or similar agreement, all right, title and interest in any invention or idea, patentable or not, made or conceived by the participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the participant’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s business conduct or similar guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b) Remedies of the Company. In connection with subsection 18(a) herein, upon exercise, payment or delivery pursuant to an Option or Right, the participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a participant engages in a Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an Option or Right, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the participant by the Company.

Adopted by the Board of Directors on October 9, 1999, amended effective June 17, 2008.

AMENDMENT TO
OXYGEN BIOTHERAPEUTICS, INC.
1999 AMENDED STOCK PLAN

This Amendment to the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Amendment”) is made on August 18, 2011, effective as of the time provided below.

WHEREAS, Oxygen Biotherapeutics, Inc. (the “Company”) has heretofore adopted the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 13(a) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4(a) of the Plan is amended by deleting “12,000,000 shares” in the first sentence thereof and replacing it with “6,000,000 shares (after giving effect to the Company’s 1-for-15 reverse stock split of its Common Stock on November 9, 2009)”

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 2 TO
OXYGEN BIOTHERAPEUTICS, INC.
1999 AMENDED STOCK PLAN

This Amendment No. 2 to the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Amendment”) is made on November 13, 2013, effective as of the time provided below.

WHEREAS, Oxygen Biotherapeutics, Inc. (the “Company”) has heretofore adopted the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan, as subsequently amended (the “Plan”); and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 13(a) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4(a) of the Plan is amended by deleting “6,000,000 shares (after giving effect to the Company’s 1-for-15 reverse stock split of its Common Stock on November 9, 2009)” in the first sentence thereof and replacing it with “4,000,000 (after giving effect to the Company’s 1-for-20 reverse stock split of its Common Stock on May 10, 2013).”

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

OXYGEN BIOTHERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – MARCH 13, 2014 AT 9 AM ET
CONTROL ID:
REQUEST ID:

The board of directors (the “Board of Directors” or the “Board”) of Oxygen Biotherapeutics, Inc. is asking for your proxy for use at the Special Meeting of Stockholders (the “Special Meeting”) and any adjournments of the meeting. The meeting will be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. located at Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, North Carolina 27601 on March 13, 2014, at 9:00 a.m. local time, to approve the conversion of our Series E Preferred Stock into common stock, to approve Amendment No. 2 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, and to conduct such other business as may be properly brought before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/OXBT
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF OXYGEN BIOTHERAPEUTICS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	AGAINST	ABSTAIN
	Approval of the conversion of Series E Preferred Stock into common stock.		☐	☐	☐

CONTROL ID:
REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval of Amendment No. 2 to the 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)